EXHIBIT 23(c)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement of our report dated February 8, 1996 included in Battle Mountain Gold Company's Form 10-K for the year ended December 31, 1997.We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                          /s/ ERNST & YOUNG
                                          ERNST & YOUNG
                                          Chartered Accountants

Toronto, Canada
April 27, 1998